Financial result (Tables)	3 Months Ended
Mar. 31, 2019
Financial result
Schedule of financial result

	Quarter Ended March 31,
	2019	2018 (1)
	(€ in thousands)
Interest expense	(917)	(268)
Interest expense on lease liability (2018: Finance lease obligations)	(43)	(36)
Long-term debt	(242)	(232)
Expense from revaluation of derivative financial instruments	(602)	--
Other	(30)	--
Interest income	59	946
Payout of bond funds	54	5
Income from revaluation of derivative financial instruments	--	941
Other	5	--
Financial result	(858)	678

(1)The Company has initially applied IFRS 16 as of January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated and the cumulative effect of initially applying IFRS 16 is recognized in retained earnings at the date of initial application. For further information, see Note 2 of the condensed consolidated interim financial statements.